Exhibit 99.1

May 2011

During the course of this presentation the Company will be making forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US
Ecology, Inc. and its subsidiaries operate. Because such statements include risks and uncertainties, actual results may differ materially from what is expressed herein and no assurance can be given that the Company will meet its 2011 earnings estimates, successfully execute its growth strategy, or declare or pay future dividends. For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc.’s
December 31, 2010 Annual Report on Form 10-K and other reports filed with the Securities and
Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Participants should not place undue reliance on forward-looking statements, reflect management’s views only as of the date hereof.
The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking information include a loss of a major customer, successful integration of Stablex Canada Inc., exposure to unknown liabilities resulting from the Stablex Canada Inc. acquisition, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close and integrate future acquisitions.

 } Industry Overview
 } US Ecology
 ◦ Who we are
 ◦ What do we do
 } Review of our Sites
 } Our Performance
 } General Market Trends
 } Growth Strategy and Business Outlook

Agenda

 } Estimated $5 billion per year market
 } Landfill revenue represents
 14% or $700 million of market
 } Historically ~3.5M tons/year disposed
 } Key Drivers
 ◦ Regulatory
 ◦ Commercial
 ◦ Government

 } Provide safe, secure &
 cost-effective hazardous
 and radioactive materials
 solutions
 } Own & operate hazardous
 and radioactive waste
 landfills
 } Large, loyal customers
 } Serving industry and
 government for over 50
 years

Grand View, ID
Robstown, TX
Blainville, QC
 } 29% Share of North
 American Hazardous
 Waste Market
 ◦ Operate 4 of 20 sites
 } Monopoly
 Radioactive Waste
 Disposal Site for 11
 Northwest States
 ◦ Operate 1 of only 3
 active commercial
 radioactive sites in
 country

 } “Hybrid” site accepts low-activity
 radioactive and hazardous waste
 } Specializes in high volume
 treatment or direct disposal
 projects
 } Rail and truck served
 } Decades of permitted capacity

 } Well situated in large Gulf
 Coast oil and gas market
 } Specializes in difficult to treat
 waste streams
 } Added significant waste
 handling infrastructure in 2010
 } Rail and truck served
 } 10+ years of permitted
 capacity

 } Recycles refinery tank
 bottoms, cracking catalyst &
 other oil bearing wastes
 ◦ Industrial reuse of catalyst
 ◦ Used oil resold into market
 } Key advantage: Internalize
 costs of recycling residuals:
 ash & liquids
 } Constructing new catalyst
 handling system

 } Great desert location serving
 large CA/AZ market
 } Specializing in containers and
 difficult to treat waste streams
 } State-of-the-art treatment
 building with high capacity
 drum handling capability
 } New disposal space
 constructed - March of 2011
 } 10+ years of permitted
 capacity

 } Regulated monopoly for low-
 level radioactive waste in 11
 western states
 } Market pricing for certain
 naturally occurring radioactive
 material
 } Generates strong cash flow,
 limited growth potential

 } Acquired October 2010
 } Provides access to NE U.S.
 and Canada markets
 } Superb natural conditions
 for disposal
 } High proportion of Base
 business
 } State-of-the-art treatment
 building and proprietary
 process

 } Q1 net income increased 82%
 ◦ $3.3 million, $0.18 per share
 ◦ EPS includes ~$0.04 in foreign currency gains
 ◦ Compares to $1.8 million, $0.10 in Q1 2010
 } Total revenue increased 75% (29% ex-Stablex)
 ◦ $34.1 million ($9.0 million provided by Stablex)
 ◦ Compares to $19.5 million in Q1 2010
 ◦ Average selling prices increased 2%
 } Waste volumes disposed increased 67% (28% ex-Stablex)
 ◦ 199,000 tons vs. 119,000 tons
 } Stablex integration continuing
 ◦ Slight negative impact to earnings with further integration activities
 } Strong performance across U.S. Operations, notably:
 ◦ Gulf Coast Oil & Gas Markets - Thermal Recycling services
 ◦ Government business
 ◦ So. California industrial markets

 } Quarterly Revenue
 ◦ Total revenue up 75%; 29% increase
 excluding Stablex
 ◦ Base business up 69% from Q1
 2010, up 19% excluding Stablex
 ◦ Event business up 48% from Q1
 2010, 15% excluding Stablex
 ◦ Volumes up 67%; Up 28% without
 Stablex
 ◦ Average Selling price up 2%

*Includes transportation services

 } Quarterly Earnings
 ◦ Operating earnings up 54%
 ◦ Net income up 82%
 – Included $1.25 million gain on foreign
 currency
 ◦ Earnings per share up 80%
 – Up 40% without foreign currency gain

 } Commercial projects - optimistic 2011
 } Recurring “Base Business” market - modest growth
 and general improvement in industrial output
 } “Event Business” opportunities are increasing -
 large clean-up opportunities exist
 } Thermal markets are improving

General Market Trends

 } Expect 2011 earnings from $0.75 to $0.85 per
 share, excluding any FX gains/losses
 ◦ Growth of 9% to 23% over 2010 reported results of
 $0.69 per share
 ◦ Expect 2nd half of 2011 to be stronger than 1st half in all sectors
 ◦ Stablex expected to contribute to full year earnings

Business Outlook

 } Industry leader with almost 1/3 of total disposal market
 } Markets for our services are improving
 } Unique and irreplaceable set of disposal assets with high barriers to entry
 } High operating leverage creates significant earnings
 upside as volumes increase
 } Return on invested capital: 11.9% ttm
 } Attractive dividend yield of nearly 4.0%
 } Acquisitions part of future growth strategy